UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2023

GLOBAL BLOCKCHAIN ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41381	87-2045077
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6555 Sanger Road, Suite 200

Orlando, Florida 32827

(Address of principal executive offices and zip code)

(407) 720-9250

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of common stock, par value $0.0001 per share	GBBK	The NASDAQ Stock Market LLC
Rights, each entitling the holder to receive one-tenth of one share of common stock	GBBKR	The NASDAQ Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	GBBKW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

The information included in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03 to the extent required herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 8, 2023, Global Blockchain Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Meeting”), at which the Company’s stockholders of record voted on the proposals set forth below, each of which is described in detail in the proxy statement filed with the Securities and Exchange Commission (the “SEC”) on July 21, 2023, which was first mailed by the Company to its stockholders on or about July 21, 2023.

As of July 18, 2023, the record date for the Meeting, there were 22,012,500 shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company issued and outstanding and entitled to vote at the Meeting. A total of 18,645,562 shares of the Common Stock, representing approximately 84.70% of the issued and outstanding shares of the Common Stock, were present in person by virtual attendance or represented by proxy at the Meeting, constituting a quorum for the Meeting. The final voting results for each proposal submitted to the stockholders of record of the Company at the Special Meeting are included below.

Each of the proposals described below was approved by the Company’s stockholders of record. In connection with the vote to approval Proposal 1, 14,820,620 shares of the Company’s common stock were redeemed (the “Redemption”), with 7,191,880 shares of Common Stock remaining outstanding after the Redemption, of which 2,492,380 shares of Common Stock remaining outstanding after the Redemption are shares issued in connection with our initial public offering (the “Public Shares”). Our public stockholders will continue to have the opportunity to redeem all or a portion of their Public Shares upon the completion of our initial business combination at a per-share price, payable in cash, equal to the aggregate amount on deposit in the trust account as of two business days prior to the vote to approve the consummation of our initial business combination, including interest (which interest shall be net of taxes payable) divided by the number of then outstanding Public Shares, subject to the limitations described herein.

Following the Redemption, approximately $25.4 million remains on deposit in our trust account. Beginning on or about August 12, 2023, the Company will cause $30,000 to be deposited into the Company’s trust account monthly, for each month that the Company elects to extend its business combination period (ultimately, for up to nine months), for the benefit of the Company’s public stockholders.

If we are unable to complete an initial business combination on or before May 12, 2024 (assuming the Company elects to utilize all of the monthly extensions permitted under the Company’s amended and restated certificate of incorporation, and unless the stockholders approve a further amendment to the Company’s certificate of incorporation to extend the date by which the Company has to consummate a business combination), we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses) divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Set forth below are the final voting results for the proposals:

Proposal 1:

A proposal to approve the amendment of the Company’s amended and restated certificate of incorporation to extend the date by which the Company must consummate a business combination or, if it fails to do so, cease its operations and redeem or repurchase 100% of the shares of the Company’s common stock issued in the Company’s initial public offering, from August 12, 2023, monthly for up to nine additional months at the election of the Company, ultimately until as late as May 12, 2024.

For	Against	Abstentions
16,683,330	1,962,232	0

Proposal 2:

A proposal to approve the amendment to the Investment Management Trust Agreement, dated May 9, 2022, by and between the Company and Continental Stock Transfer & Company, to authorize the extension subject to Proposal 1 above and its implementation by the Company.

For	Against	Abstentions
16,683,330	1,962,232	0

The foregoing descriptions of the amendment of the Company’s amended and restated certificate of incorporation and the amendment to the Investment Management Trust Agreement are qualified in their entirety by the full text of the Amendment to Amended and Restated Certificate of Incorporation and the Form of Amendment to the Investment Management Trust Agreement, which are attached hereto as Exhibit 3.1 and 10.1, respectively and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to Amended and Restated Certificate of Incorporation of Global Blockchain Acquisition Corp., dated August 9, 2023
10.1	Form of Amendment to the Investment Management Trust Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL BLOCKCHAIN ACQUISITION CORP.

Date: August 14, 2023	By:	/s/ Dr. Max Hooper
	Name:	Dr. Max Hooper
	Title:	Chief Executive Officer

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